EXHIBIT 4.87

                                AMADOR GOLD CORP.
                             SUBSCRIPTION AGREEMENT
                            INSTRUCTIONS TO PURCHASER

1. All purchasers complete all the information in the boxes on page 1 and sign where indicated with an "X".

2. If you are an "accredited investor" in Alberta, British Columbia or Ontario, then complete the "Accredited Investor Questionnaire" that starts on page 6. The purpose of the questionnaire is to determine whether you meet the standards for participation in a private placement under section 2.3 of Ontario Securities Commission Rule 45-501 and section 5.1 of Multilateral Instrument 45-103 adopted by the Alberta and British Columbia Securities Commissions.

3. If you are not an individual (that is, the Purchaser is a corporation, partnership, trust or entity other than an individual or if you are a portfolio manager), then complete and sign the "Corporate Placee Registration Form" (Form 4C) that starts on page 21.

4. If you are a "U.S. subscriber", complete and sign the certification that starts on page 17. A "U.S. subscriber" is any "U.S. person" under United States federal securities laws. This will include (a) any natural person resident in the United States; (b) any partnership or corporation organized or incorporated under the laws of the United States; (c) any partnership or corporation organized outside the United States by a U.S. person principally for the purpose of investing in securities not registered under the U.S. Securities Act of 1933, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts; (d) any estate of which any executor or administrator is a U.S. person.


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This is page 1 of 30 pages of a subscription  agreement and related  appendixes, schedules and forms. Collectively, these pages together are referred to as the "Subscription Agreement".


PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO:      AMADOR GOLD CORP.  (the "Issuer"), of  Vancouver, B.C.

Subject and pursuant to the terms set out in the Terms on pages 2 to 5, the General Provisions on pages 24 to 30 and the other schedules and appendixes incorporated by reference, the Purchaser hereby irrevocably subscribes for, and on Closing will purchase from the Issuer, the following securities at the following price:

                     SUBSCRIPTION AND SUBSCRIBER INFORMATION

      PLEASE PRINT ALL INFORMATION (OTHER THAN SIGNATURES), AS APPLICABLE,
                          IN THE SPACE PROVIDED BELOW
--------------------------------------------------------------------------------

                                        Number of Units:                 X $0.10
______________________________________                  ------------------------
(Name of Subscriber)
                                                          =
Account Reference (if applicable):
______________________________________  Aggregate Subscription Price: __________
                                               (the "SUBSCRIPTION PRICE")
By: __________________________________
By  signing,  the Purchaser  agrees to  NUMBER AND KIND OF SECURITIES OF THE
disclosure    of    all    information  CORPORATION HELD DIRECTLY OR INDIRECTLY,
contained  herein to the  Exchange and  IF ANY:
the collection, use and  disclosure of
the  information  contained herein for  ________________________________________
the purposes  described in Appendix 6B
of the Exchange Rules or as otherwise IF THE SUBSCRIBER IS SIGNING AS AGENT identified by the Exchange from time FOR A PRINCIPAL (BENEFICIAL PURCHASER)
to time.                                AND IS NOT PURCHASING AS TRUSTEE OR
                                        AGENT FOR ACCOUNTS FULLY MANAGED BY IT,
______________________________________  COMPLETE THE FOLLOWING:
(Official Capacity or Title  - if  the
Subscriber is not an individual)
                                        ________________________________________
______________________________________  (Name of Principal)
(Name of  individual  whose  signature
appears  above if  different than  the
name of the subscriber printed above.)
                                        ________________________________________
                                        (Principal's Address)
______________________________________
(Subscriber's   Address,     including
Municipality and Province)


______________________________________
(Telephone Number)   (Email Address)

ACCOUNT REGISTRATION INFORMATION:       DELIVERY   INSTRUCTIONS  AS  SET   FORTH
--------------------------------        BELOW:
                                        ----------------------------------------

______________________________________  ________________________________________
(Name)                                  (Name)

                                        ________________________________________
______________________________________  (Account Reference, if applicable)
(Account Reference, if applicable)
                                        ________________________________________
______________________________________  (Address)
(Address, including Postal Code)
                                        ________________________________________
______________________________________  (Contact Name)    (Telephone Number)


The   Company   hereby   accepts   the  1.  State whether Subscriber is an
subscription  for Units  as  set forth      insider of the Corporation:
herein   (including   all   applicable
schedules) this __ day of August, 2005.     Yes |_|                  No |_|

         AMADOR GOLD CORP.              2.  State whether Subscriber is a member
                                            of the Pro Group:

                                            Yes |_|                  No |_|
Per:  ________________________________
         Authorized Signing Officer
--------------------------------------------------------------------------------

By signing this acceptance, the Issuer agrees to be bound by the Terms on pages 2 to 5, the General Provisions on pages 24 to 30 and the other schedules and appendixes incorporated by reference.

Subscription Agreement (with related appendixes, schedules and forms)

                                                                    Page 2 of 30
                                      TERMS

REFERENCE DATE OF THIS AGREEMENT         August  3, 2005  (the "Agreement Date")

                                  THE OFFERING

THE ISSUER                               AMADOR GOLD CORP.

THE OFFERING                             The  offering  consists of an aggregate
                                         of up to 7,500,000  units of the Issuer
                                         (the "Units").

PURCHASED SECURITIES                     The "Purchased  Securities"  are Units.
                                         Each Unit  consists  of one  previously
                                         unissued  common  share,  as  presently
                                         constituted  (a "Share")  and one share
                                         purchase  warrant (a  "Warrant") of the
                                         Issuer.  Each  Warrant will entitle the
                                         holder,  on  exercise,  to purchase one
                                         additional  common  share of the Issuer
                                         (a "Warrant Share") for a period of two
                                         years  at a  price  of  CAD  $0.10  per
                                         Warrant  Share  at any time  until  the
                                         close of  business  on the day which is
                                         24 months from the date of issue of the
                                         Warrant.

PRICE                                    CAD $0.10 per Unit

WARRANTS                                 The   Warrants   will  be  issued   and
                                         registered   in   the   name   of   the
                                         purchasers or their nominees.

                                         The Warrants will be non-transferable.

                                         The   certificates   representing   the
                                         Warrants  will,   among  other  things,
                                         include  provisions for the appropriate
                                         adjustment  in the  class,  number  and
                                         price of the Warrant Shares issued upon
                                         exercise  of  the  Warrants   upon  the
                                         occurrence of certain events, including
                                         any   subdivision,   consolidation   or
                                         reclassification of the Issuer's common
                                         shares,  the payment of stock dividends
                                         and the amalgamation of the Issuer.

                                         The  issue  of the  Warrants  will  not
                                         restrict  or prevent  the  Issuer  from
                                         obtaining any other financing,  or from
                                         issuing   additional    securities   or
                                         rights,  during the period within which
                                         the Warrants may be exercised.

SELLING JURISDICTIONS The Units may be sold in British Columbia, Alberta, Ontario and in certain "offshore" jurisdictions outside Canada and the United States (the "Selling Jurisdictions") in accordance with the provisions of this Subscription Agreement.

EXEMPTIONS                               The Offering will be made in accordance
                                         with the following  exemptions from the
                                         prospectus requirements:

                                         (a)      in   British    Columbia   and
                                                  Alberta,    the    "Accredited
                                                  Investor"  exemption  from the
                                                  prospectus        requirements
                                                  (section  5.1 of  Multilateral
                                                  Instrument   45-103)   or  the
                                                  "Family,  Friends and Business
                                                  Associates" exemption from the
                                                  prospectus        requirements
                                                  (section  3.1 of  Multilateral
                                                  Instrument 45-103);


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                                                                    Page 3 of 30


                                         (b)      in  Ontario,  the  "Accredited
                                                  Investor"  exemption  from the
                                                  prospectus        requirements
                                                  (Section    2.3   of   Ontario
                                                  Securities   Commission   Rule
                                                  45-501); and

                                         (c)      in the United States, Rule 506
                                                  of  Regulation  D of the  1933
                                                  Act (United States).

RESALE RESTRICTIONS AND LEGENDS
(ALL PURCHASERS)                         The  Securities  will be  subject  to a
                                         four month hold  period  that starts to
                                         run   on   Closing.    The    Purchaser
                                         acknowledges   that  the   certificates
                                         representing  the Securities  will bear
                                         the following legends:

                                                  "UNLESS     PERMITTED    UNDER
                                                  SECURITIES  LEGISLATION,   THE
                                                  HOLDER  OF THE  SECURITY  MUST
                                                  NOT TRADE THE SECURITY  BEFORE
                                                  [date that is four  months and
                                                  a day after the Closing.]."

                                                  "Without     prior     written
                                                  approval  of the  TSX  Venture
                                                  Exchange and  compliance  with
                                                  all   applicable    securities
                                                  legislation,   the  securities
                                                  presented by this  certificate
                                                  may not be sold,  transferred,
                                                  hypothecated    or   otherwise
                                                  traded  on  or   through   the
                                                  facilities  of the TSX Venture
                                                  Exchange   or   otherwise   in
                                                  Canada   or  to  or  for   the
                                                  benefit of a Canadian resident
                                                  until    [insert    the   date
                                                  following   the  fourth  month
                                                  after the distribution]."

                                         The Issuer  agrees that the  Securities
                                         (except   those    acquired   by   U.S.
                                         Purchasers)  will bear no legends other
                                         than those set out here.

                                         Purchasers  are advised to consult with
                                         their own legal  counsel or advisors to
                                         determine the resale  restrictions that
                                         may be applicable to them.

ADDITIONAL RESALE RESTRICTIONS AND
LEGENDS (U.S. PURCHASERS ONLY)           The  Purchaser  understands  that if it
                                         decides to offer,  sell,  or  otherwise
                                         transfer any of the Shares, Warrants or
                                         Warrant Shares,  such securities may be
                                         transferred  only:  (a) to the  Issuer;
                                         (b)  outside   the  United   States  in
                                         accordance  with Rule 904 of Regulation
                                         S  and   pursuant  to  the   Applicable
                                         Legislation  and  the  policies  of the
                                         Exchange;  or  (c)  within  the  United
                                         States in accordance with the exemption
                                         from  registration  under  the 1933 Act
                                         provided  by Rule  144  thereunder,  if
                                         available,  and in compliance  with any
                                         applicable state securities laws.

                                         The    Purchaser     understands    and
                                         acknowledges that:

                                         (a)      upon  the  original   issuance
                                                  thereof,  and until  such time
                                                  as  the  same  is  no   longer
                                                  required   under    applicable
                                                  requirements  of the  1933 Act
                                                  or applicable state securities
                                                  laws,             certificates
                                                  representing Warrants, and all
                                                  certificates     issued     in
                                                  exchange   therefore   or   in
                                                  substitution  thereof,   shall
                                                  bear the following legend:

                                                  "THIS    WARRANT    AND    THE
                                                  SECURITIES   DELIVERABLE  UPON
                                                  EXERCISE  HEREOF HAVE NOT BEEN
                                                  REGISTERED  UNDER  THE  UNITED
                                                  STATES SECURITIES ACT OF 1933,
                                                  AS    AMENDED    (THE    "U.S.
                                                  SECURITIES   ACT"),   OR   THE
                                                  SECURITIES  LAWS OF ANY  STATE
                                                  OF  THE  UNITED  STATES.  THIS
                                                  WARRANT  MAY NOT BE  EXERCISED
                                                  BY OR ON BEHALF OF A PERSON IN
                                                  THE UNITED  STATES  UNLESS THE
                                                  WARRANT  AND  THE   UNDERLYING
                                                  SECURITIES      HAVE      BEEN



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                                                                    Page 4 of 30

                                                  REGISTERED   UNDER   THE  U.S.
                                                  SECURITIES    ACT    AND   THE
                                                  APPLICABLE          SECURITIES
                                                  LEGISLATION  OF ANY SUCH STATE
                                                  OR  AN  EXEMPTION   FROM  SUCH
                                                  REGISTRATION  REQUIREMENTS  IS
                                                  AVAILABLE. "UNITED STATES" AND
                                                  "U.S.  PERSON"  ARE AS DEFINED
                                                  BY REGULATION S UNDER THE U.S.
                                                  SECURITIES ACT."

                                         and   all   certificates   representing
                                         Warrants,   Shares  or  Warrant  Shares
                                         issuable upon exercise of the Warrants,
                                         and all certificates issued in exchange
                                         therefor  or in  substitution  thereof,
                                         shall bear the following legend:

                                                  "THE  SECURITIES   REPRESENTED
                                                  HEREBY     HAVE    NOT    BEEN
                                                  REGISTERED  UNDER  THE  UNITED
                                                  STATES SECURITIES ACT OF 1933,
                                                  AS    AMENDED    (THE    "U.S.
                                                  SECURITIES  ACT").  THE HOLDER
                                                  HEREOF,   BY  PURCHASING  SUCH
                                                  SECURITIES,   AGREES  FOR  THE
                                                  BENEFIT  OF THE  COMPANY  THAT
                                                  SUCH    SECURITIES    MAY   BE
                                                  OFFERED,   SOLD  OR  OTHERWISE
                                                  TRANSFERRED  ONLY  (A)  TO THE
                                                  COMPANY;   (B)   OUTSIDE   THE
                                                  UNITED  STATES  IN  ACCORDANCE
                                                  WITH RULE 904 OF  REGULATION S
                                                  UNDER THE U.S.  SECURITIES ACT
                                                  OR  (C)   WITHIN   THE  UNITED
                                                  STATES IN ACCORDANCE  WITH THE
                                                  EXEMPTION  FROM   REGISTRATION
                                                  UNDER THE U.S.  SECURITIES ACT
                                                  PROVIDED     BY    RULE    144
                                                  THEREUNDER,  IF AVAILABLE, AND
                                                  IN    COMPLIANCE    WITH   ANY
                                                  APPLICABLE   STATE  SECURITIES
                                                  LAWS.    DELIVERY    OF   THIS
                                                  CERTIFICATE MAY NOT CONSTITUTE
                                                  GOOD DELIVERY IN SETTLEMENT OF
                                                  TRANSACTIONS      ON     STOCK
                                                  EXCHANGES IN CANADA.  PROVIDED
                                                  THAT THE COMPANY IS A "FOREIGN
                                                  ISSUER"  WITHIN THE MEANING OF
                                                  REGULATION  S AT THE  TIME  OF
                                                  SALE,   A   NEW    CERTIFICATE
                                                  BEARING   NO  LEGEND   MAY  BE
                                                  OBTAINED  FROM   COMPUTERSHARE
                                                  TRUST  COMPANY OF  CANADA,  AS
                                                  REGISTRAR AND TRANSFER  AGENT,
                                                  UPON    DELIVERY    OF    THIS
                                                  CERTIFICATE    AND   A    DULY
                                                  EXECUTED  DECLARATION,   IN  A
                                                  FORM      SATISFACTORY      TO
                                                  COMPUTERSHARE   TRUST  COMPANY
                                                  AND THE COMPANY, TO THE EFFECT
                                                  THAT SUCH  SALE IS BEING  MADE
                                                  IN ACCORDANCE WITH RULE 904 OF
                                                  REGULATION  S UNDER  THE  U.S.
                                                  SECURITIES ACT."

                                         (b)      if Warrants, Shares or Warrant
                                                  Shares  are being  sold  under
                                                  (B) of the  foregoing  legend,
                                                  and  PROVIDED  that the Issuer
                                                  is a "foreign  issuer"  within
                                                  the meaning of Regulation S at
                                                  the  time of  sale,  any  such
                                                  legend   may  be   removed  by
                                                  providing  a  declaration   to
                                                  Computershare Trust Company of
                                                  Canada,   as   registrar   and
                                                  transfer  agent, to the effect
                                                  set forth in the Certification
                                                  of U.S.


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                                                                    Page 5 of 30

                                                  Purchaser  which  forms a part
                                                  of this Subscription Agreement
                                                  (or   as   the    Issuer   may
                                                  prescribe  from time to time);
                                                  and

                                         (c)      if  Shares or  Warrant  Shares
                                                  are  being  sold  under (C) of
                                                  the  foregoing   legend,   the
                                                  legend   may  be   removed  by
                                                  delivery   to    Computershare
                                                  Trust  Company  of Canada  and
                                                  the  Issuer of an  opinion  of
                                                  counsel,     of     recognized
                                                  standing            reasonably
                                                  satisfactory  to  the  Issuer,
                                                  that such  legend is no longer
                                                  required   under    applicable
                                                  requirements  of the  1933 Act
                                                  or state securities laws.

CLOSING DATE                             The  closing  of  the   Offering   (the
                                         "Closing")  will  take  place in one or
                                         more Closings, at the discretion of the
                                         Issuer.  The  Closing  will take  place
                                         within 5 days after approval by the TSX
                                         Venture   Exchange,   unless  otherwise
                                         agreed   between  the  Issuer  and  the
                                         Purchaser.

ADDITIONAL DEFINITIONS                   In  the  Subscription  Agreement,   the
                                         following   words  have  the  following
                                         meanings unless otherwise indicated:

                                         (a)      "Securities" means the Shares,
                                                  the  Warrants  and the Warrant
                                                  Shares;

                                         (b)      "Warrants"     includes    the
                                                  certificates  representing the
                                                  Warrants.

                                   THE ISSUER

JURISDICTION OFORGANIZATION              The  Issuer is  incorporated  under the
                                         laws of the British Columbia.

AUTHORIZED CAPITAL                       The authorized capital of the Issuer is
                                         an  unlimited  number of common  shares
                                         without par value.

STOCK EXCHANGE LISTINGS                  Shares of the  Issuer are listed on the
                                         TSX Venture Exchange (the "Exchange").

"SECURITIES LEGISLATION APPLICABLE TO
THE ISSUER"                              The "Securities  Legislation Applicable
                                         to the Issuer" are the  SECURITIES  ACT
                                         (British  Columbia) and the  SECURITIES
                                         ACT (Alberta) and the "Commissions with
                                         Jurisdiction  over the  Issuer" are the
                                         British Columbia Securities  Commission
                                         and the Alberta Securities Commission.

                                  END OF TERMS


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                                                                    Page 6 of 30


                        ACCREDITED INVESTOR QUESTIONNAIRE

(Capitalized terms not specifically defined in this Questionnaire have the meaning ascribed to them in the Subscription Agreement to which this Schedule is attached.)

In  connection  with the execution of the  Subscription  Agreement to which this
Schedule is attached, the undersigned (the "Purchaser") represents and warrants to the Issuer that:

IF I AM AN  INDIVIDUAL  (THAT  IS,  A  NATURAL  PERSON  AND  NOT A  CORPORATION,
PARTNERSHIP, TRUST OR OTHER ENTITY), THEN I SATISFY ONE OR MORE OF THE CATEGORIES INDICATED BELOW (PLEASE PLACE AN "X" ON THE APPROPRIATE LINES):

         ____ Category 1   an  individual  who,  either  alone or jointly with a
                           spouse,  beneficially owns financial assets having an
                           aggregate realizable value that before taxes, but net
                           of any related liabilities, exceeds $1,000,000, where
                           "financial  assets"  means  cash and  securities  and
                           "related  liabilities" means (i) liabilities incurred
                           or  assumed   for  the  purpose  of   financing   the
                           acquisition or ownership of financial assets, or (ii) liabilities that are secured by financial assets

         ____ Category 2   an individual  whose net income before taxes exceeded
                           $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent years and who, in either case, reasonably expects to exceed that net income level in the current year

         ____ Category 3   an  individual   registered   under  the   securities
                           legislation of any province or territory of Canada, as an adviser or dealer, other than a limited market dealer registered under the SECURITIES ACT (Ontario)

         ____ Category 4   an individual registered or formerly registered under
                           the   securities   legislation  of  any  province  or
                           territory of Canada as a  representative  of a person
                           or   company    registered   under   the   securities
                           legislation of any province or territory of Canada, as an adviser or dealer, other than a limited market dealer registered under the SECURITIES ACT (Ontario)

         CATEGORIES 5 TO 9 APPLY ONLY TO PERSONS RESIDENT IN ONTARIO

         ____ Category 5   a promoter of the Issuer or an affiliated entity of a
                           promoter of the Issuer

         ____ Category 6   a spouse, parent, grandparent or child of an officer,
                           director or promoter of the Issuer

         ____ Category 7   a person  that,  in  relation  to the  Issuer,  is an
                           affiliated entity

         ____ Category 8   a person that, in relation to the Issuer, is a person
                           referred to in clause (c) of the definition of distribution in subsection 1(1) of the SECURITIES ACT
                           (Ontario) (commonly known as a "control person")

         ____ Category 9   a person that is recognized by the Ontario Securities
                           Commission as an accredited investor


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                                                                    Page 7 of 30


IF THE PURCHASER IS NOT AN INDIVIDUAL (THAT IS, THE PURCHASER IS A CORPORATION, PARTNERSHIP, TRUST OR OTHER ENTITY OTHER THAN AN INDIVIDUAL), THEN THE PURCHASER SATISFIES ONE OR MORE OF THE CATEGORIES INDICATED BELOW (PLEASE PLACE AN "X" ON THE APPROPRIATE LINES):

INSTITUTIONAL INVESTORS

         ____ Category 10  a bank  listed  in  schedule  I or II of the BANK ACT
                           (Canada),  or an  authorized  foreign  bank listed in
                           schedule III of the BANK ACT (Canada)

         ____ Category 11  the Business  Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada)

         ____ Category 12  a loan  corporation  or trust  company  that, in each case, is authorized to carry on business in Canada or a province or territory of Canada

         ____ Category 13  a credit  union or  caisse  populaire  that,  in each case, is authorized to carry on business in Canada or a province or territory of Canada

         ____ Category 14  an   association   under   the   COOPERATIVE   CREDIT
                           ASSOCIATIONS ACT (Canada) located in Canada

         ____ Category 15  an insurance company  authorized to carry on business in Canada or a province or territory of Canada

         ____ Category 16  a subsidiary of any company referred to in Categories
                           10 to 15 where the company owns all of the voting shares of the subsidiary

         ____ Category 17  a person or company  registered  under the securities legislation of any province or territory of Canada, as an adviser or dealer, other than a limited market dealer registered under the SECURITIES ACT (Ontario)

         ____ Category 18  a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority

         ____ Category 19  a   company,   syndicate,   partnership,   trust   or
                           unincorporated   organization  organized  outside  of
                           Canada that is analogous to any of the entities referred to in Categories 10 to 18 in form and function

         ____ Category 20  a mutual fund or non-redeemable investment fund that, in the province or territory where the securities of the Issuer are being sold, distributes its securities only to persons or companies that are accredited investors

         ____ Category 21  a mutual fund or non-redeemable investment fund that, in the province or territory where the securities of the Issuer are being sold, distributes its securities under a prospectus for which the regulator has issued a receipt

GOVERNMENT ORGANIZATIONS

         ____ Category 22  the government of Canada or a province,  or any crown corporation or agency of the government of Canada or a province

         ____ Category 23  a municipality in Canada

         ____ Category 24  any national, federal, state, provincial, territorial
                           or  municipal   government   of  or  in  any  foreign
                           jurisdiction, or any agency of that government

OTHER CORPORATIONS, PARTNERSHIPS, TRUSTS & CHARITIES

         ____ Category 25  a  registered   charity  under  the  INCOME  TAX  ACT
                           (Canada)

         ____ Category 26  a company,  limited  partnership,  limited  liability partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that had net assets of at least $5,000,000 as reflected in its most recently prepared financial statements

         ____ Category 27  a person or  company  in  respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons or companies that are accredited investors

         CATEGORIES 28 TO 31 APPLY ONLY TO PERSONS RESIDENT IN ONTARIO

         ____ Category 28  an   investment   portfolio   account   of  a  client
                           established in writing with a portfolio adviser who makes investment decisions for the account and has full discretion to trade in securities of the account without requiring the client's express consent to a transaction

         ____ Category 29  a promoter of the Issuer or an affiliated entity of a promoter of the Issuer

         ____ Category 30  a person or company  that, in relation to the Issuer, is an affiliated entity

         ____ Category 31  a person or company  that, in relation to the Issuer, is a person or company referred to in clause (c) of the definition of distribution in subsection 1(1) of the SECURITIES ACT (Ontario) (commonly known as a "control person")

The statements made in this Questionnaire are true and accurate to the best of my information and belief and I will promptly notify the Issuer of any changes in the answers.

Dated _______________ 2005.

                  X
                  -------------------------------------------------------
                  Signature of individual (if Purchaser IS an individual)

                  X
                  -------------------------------------------------------
                  Authorized signatory (if Purchaser is NOT an individual)

                  -------------------------------------------------------
                  Name of Purchaser (PLEASE PRINT)

                  -------------------------------------------------------
                  Name of authorized signatory (PLEASE PRINT)

                  -------------------------------------------------------
                  Official capacity of authorized signatory (PLEASE PRINT)

Subscription Agreement (with related appendixes, schedules and forms)

                                                              Page 9 of 30 pages


        PROVISIONS APPLICABLE TO A PURCHASER RESIDENT IN BRITISH COLUMBIA

IMPORTANT NOTE: THE FOLLOWING PROVISIONS ARE APPLICABLE ONLY IF THE PURCHASER IS RESIDENT IN BRITISH COLUMBIA.

ADDITIONAL DEFINITIONS

In the following provisions applicable to a purchaser resident in British Columbia and the Subscription Agreement (including the first (cover) page and all of the appendixes), the following words have the following meanings unless otherwise indicated:

         (a) "Accredited Investor" a person who falls into one of the categories set out in the "Accredited Investor Questionnaire" that starts on page 6;

         (b)      "Applicable Legislation" includes the SECURITIES ACT (B.C.);

         (c)      "Commissions"   includes  the  British   Columbia   Securities
                  Commission;

         (d) "SECURITIES ACT (B.C.)" means the SECURITIES ACT, R.S.B.C. 1996, c. 418, as amended;

In the following provisions, a person is "Deemed to be Acting as a Principal" if the person is

         (a) duly authorized to enter into this subscription and to execute all documentation in connection with the purchase on behalf of each beneficial purchaser; is purchasing the Purchased Securities as an agent or trustee for accounts that are fully managed by it and is

                  (i)      a trust  company or  insurance  company that has been
                           authorized   to  do  business   under  the  FINANCIAL
                           INSTITUTIONS ACT (British Columbia);

                  (ii) an adviser who manages the investment portfolio of clients through discretionary authority granted by one or more clients and who is registered as a portfolio manager under the SECURITIES ACT (B.C.) or is exempt from such registration;

                  (iii) a trust company or insurer, authorized under the laws of a province or territory of Canada other than
                           British Columbia to carry on business in such province or territory;

                  (iv)     a  portfolio   manager   registered  or  exempt  from
                           registration   under  the  laws  of  a  province   or
                           territory of Canada other than British Columbia; or

                  (v) a portfolio manager in a jurisdiction other than Canada and has provided the "Certification by Foreign Portfolio Manager" contemplated by B.C. Instrument 45-504 or similar instrument; or

         (b) acting as agent for one or more disclosed principals, each of which principals is purchasing as a principal for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Purchased Securities.

In the case of any Purchaser who is Deemed to be Acting as a Principal, the Purchaser acknowledges that the Issuer may in the future be required by law to disclose on a confidential basis to securities regulatory authorities the identity of each beneficial purchaser of Purchased Securities for whom the Purchaser may be acting.

NOTE: THE FOLLOWING PROVISIONS ARE APPLICABLE ONLY IF THE PURCHASER IS RESIDENT IN BRITISH COLUMBIA.

APPLICABLE EXEMPTIONS

IN ADDITION to the representations and warranties in the General Provisions (on pages 16 to 25), the Purchaser represents and warrants to the Issuer that, as at the Agreement Date and at the Closing, the Purchaser has received an offering memorandum or satisfies one or more of the following categories:

         (a) "ACCREDITED INVESTOR" (S. 5.1, MULTILATERAL INSTRUMENT 45-103): the Purchaser is an Accredited Investor and it is purchasing the Purchased Securities as principal or, if not purchasing the Purchased Securities as principal, it is duly authorized to enter into this subscription and to execute all documentation in connection with the purchase on behalf of each beneficial purchaser, it acknowledges that the Issuer may in the future be required by law to disclose on a confidential basis to securities regulatory authorities the identity of each beneficial purchaser of Purchased Securities for whom it may be acting, and it is acting as agent for one or more disclosed principals, each of which principals is purchasing as principal for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Purchased Securities and each of which principals is an Accredited Investor;

         (b) "FAMILY, FRIENDS AND BUSINESS ASSOCIATES" (S. 3.1, MULTILATERAL INSTRUMENT 45-103): the Purchaser is a person or company who is purchasing the Purchased Securities as principal as is:

                  (i) a director, senior officer or control person of the Issuer, or an affiliate of the Issuer;

                  (ii) a spouse, parent, grandparent, brother, sister or child of a director, senior officer or control person of the Issuer, or of an affiliate of the Issuer;

                  (iii) a direct close personal friend of a director, senior officer or control person of the Issuer, or of an affiliate of the Issuer and has known such person for a sufficient period of time to be in a position to assess the capabilities and trustworthiness of that person and is not a close personal friend solely because the individual is a member of the same organization, association or religious group nor because the individual is a client or former client;

                  (iv) a direct close business associate of a director, senior officer or control person of the Issuer, or of an affiliate of the Issuer and has had sufficient prior business dealings with such person to be in a position to assess the capabilities and trustworthiness of that person and is not a casual business associate or a person introduced or solicited for the purpose of purchasing securities nor a close business associate solely because the individual is a client or former client;

                  (v) a person or company that is wholly owned by any combination of persons or companies described in paragraphs (i) to (iv).

         (c) "CAD $97,000 PURCHASER" (S. 74(2)(4), SECURITIES ACT (B.C.)): the Purchaser is purchasing sufficient Purchased Securities so that the aggregate acquisition cost of the Purchased Securities to the Purchaser is not less than CAD $97,000, the Purchaser is not a corporation, partnership, trust, fund, association, or any other organized group of persons created solely, or used primarily, to permit the purchase of the Purchased Securities (or other similar purchases) by a group of individuals whose individual share of the aggregate acquisition cost of the Purchased Securities is less than CAD $97,000, and the Purchaser is either:

                  (i) purchasing the Purchased Securities as principal and no other person, corporation, firm or other organization will have a beneficial interest in the Purchased Securities;

                  (ii) if not purchasing the Purchased Securities as principal, is Deemed to be Acting as a Principal and the aggregate acquisition cost of the Purchased Securities purchased for all the accounts managed by it is not less than CAD $97,000; or

                  (iii) if not purchasing the Purchased Securities as principal, is Deemed to be Acting as a Principal and each of the disclosed principals is purchasing sufficient Purchased Securities so that the aggregate acquisition cost of the Purchased Securities to such disclosed principal is not less than CAD $97,000, such disclosed principal is not a corporation, partnership, trust, fund, association, or any other organized group of persons created solely, or used primarily, to permit the purchase of the Purchased Securities (or other similar purchases) by a group of individuals whose individual share of the aggregate acquisition cost of the Purchased Securities is less than CAD $97,000;

         (d) "EXEMPT PURCHASER" (S. 74(2)(1), SECURITIES ACT (B.C.)): the Purchaser is the Business Development Bank of Canada, a bank, credit union, trust company or extra-provincial trust corporation authorized to carry on business under the FINANCIAL INSTITUTIONS ACT (British Columbia), a corporation that is a subsidiary of a bank and to which the LOAN COMPANIES ACT (Canada) applies, the British Columbia Community Financial Services Corporation established under the COMMUNITY FINANCIAL SERVICES ACT (British Columbia), and insurance company or an extra-provincial insurance corporation licensed to do business under the FINANCIAL INSTITUTIONS ACT (British Columbia), a subsidiary wholly owned (except for voting securities required by law to be owned by directors of that subsidiary) of any of the foregoing, the government of Canada or a province, or a municipal corporation, public board or commission in Canada;

         (e) "EXEMPTION ORDER" (S. 74(2)(3), SECURITIES ACT (B.C.)): the Purchaser is purchasing as principal, is not an individual and is designated as an exempt purchaser in an order made by the Executive Director of the British Columbia Securities Commission.

ADDITIONAL REPRESENTATIONS

IN ADDITION to the representations and warranties in the General Provisions (on pages 16 to 25), the Purchaser also represents and warrants to the Issuer that, as at the Agreement Date and at the Closing:

         (a) the Purchaser is not a "control person" of the Issuer as defined in the SECURITIES ACT (B.C.), will not become a "control person" by virtue of this purchase of any of the Securities, and does not intend to act in concert with any other person to form a control group of the Issuer;

         (b) the offer was not made to the Purchaser when the Purchaser was in the United States and, at the time the Purchaser's buy order was made to the Issuer, the Purchaser was outside the United States;

         (c)      the Purchaser is not a U.S. Person;

         (d) the Purchaser is not and will not be purchasing Purchased Securities for the account or benefit of any U.S. Person.

ADDITIONAL AGREEMENTS OF ISSUER

If an Offering Memorandum is delivered to the Purchaser, then the Issuer hereby grants to the Purchaser the contractual rights of action in the terms referred to in subsection 4.3(2) of Multilateral Instrument 45-103 and described in the Offering Memorandum.

Subscription Agreement (with related appendixes, schedules and forms)

          NOTE: THE PROVISIONS ON THIS PAGE ARE APPLICABLE ONLY IF THE
                       PURCHASER IS RESIDENT IN ALBERTA.


              PROVISIONS APPLICABLE TO A PURCHASER RESIDENT IN ALBERTA

IMPORTANT NOTE: THE FOLLOWING PROVISIONS ARE APPLICABLE ONLY IF THE PURCHASER IS RESIDENT IN ALBERTA.

ADDITIONAL DEFINITIONS

In the following provisions applicable to a purchaser resident in Alberta and the Subscription Agreement (including the first (cover) page and all of the appendixes), the following words have the following meanings unless otherwise indicated:

         (a) "Accredited Investor" a person who falls into one of the categories set out in the "Accredited Investor Questionnaire" that starts on page 6;

         (b)      "Applicable   Legislation"   includes   the   SECURITIES   ACT
                  (Alberta);

         (c)      "Commissions" includes the Alberta Securities Commission;

         (d) "SECURITIES ACT (Alberta)" means the SECURITIES ACT, R.S.A. 2000, c. S-4, as amended.

EXEMPTIONS

IN ADDITION to the representations and warranties in the General Provisions (on pages 24 to 30), the Purchaser represents and warrants to the Issuer that, as at the Agreement Date and at the Closing, the Purchaser satisfies one or more of the following categories:

         (a) "ACCREDITED PURCHASER" (S. 5.1, MULTILATERAL INSTRUMENT 45-103): the Purchaser is an Accredited Investor and it is purchasing the Purchased Securities as principal or, if not purchasing the Purchased Securities as principal, it is duly authorized to enter into this subscription and to execute all documentation in connection with the purchase on behalf of each beneficial purchaser, it acknowledges that the Issuer may in the future be required by law to disclose on a confidential basis to securities regulatory authorities the identity of each beneficial purchaser of Purchased Securities for whom it may be acting, and it is acting as agent for one or more disclosed principals, each of which principals is purchasing as principal for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Purchased Securities and each of which principals is an Accredited Investor;

         (b) "FAMILY, FRIENDS AND BUSINESS ASSOCIATES" (S. 3.1, MULTILATERAL INSTRUMENT 45-103): the Purchaser is a person or company who is purchasing the Purchased Securities as principal as is:

                  (i) a director, senior officer or control person of the Issuer, or an affiliate of the Issuer;

                  (vi) a spouse, parent, grandparent, brother, sister or child of a director, senior officer or control person of the Issuer, or of an affiliate of the Issuer;

                  (vii) a direct close personal friend of a director, senior officer or control person of the Issuer, or of an affiliate of the Issuer and has known such person for a sufficient period of time to be in a position to assess the capabilities and trustworthiness of that person and is not a close personal friend solely because the individual is a member of the same organization, association or religious group nor because the individual is a client or former client;

                  (viii) a direct close business associate of a director, senior officer or control person of the Issuer, or of an affiliate of the Issuer and has had sufficient prior business dealings with such person to be in a position to assess the capabilities and trustworthiness of that person and is not a casual business associate or a person introduced or solicited for the purpose of purchasing securities nor a close business associate solely because the individual is a client or former client;

                  (ix) a person or company that is wholly owned by any combination of persons or companies described in paragraphs (i) to (iv).

         (c) "ELIGIBLE PURCHASER" (S. 4.1, MULTILATERAL INSTRUMENT 45-103): the Purchaser has received an Offering Memorandum, and if the Purchaser is purchasing Securities with an aggregate acquisition cost exceeding CAD $10,000, the Purchaser is:

                  (i)      a person or company whose

                           (A) net assets, alone or with a spouse, exceed CAD $400,000;

                           (B) net income before taxes exceeded CAD $75,000 in each of the two most recent years and who reasonably expects to exceed that income level in the current year; or

                           (C) net income before taxes combined with that of a spouse exceeded CAD $125,000 in each of the two most recent years and who reasonably expects to exceed that income level in the current year;

         (d)      "CAD  $97,000   purchaser"  (s.   131(1)(d),   SECURITIES  ACT
                  (Alberta)): the Purchaser is:

                  (i) an individual purchasing sufficient Purchased Securities such that the aggregate acquisition cost of the Purchased Securities to the Purchaser is not less than CAD $97,000;

                  (ii) a corporation purchasing sufficient Purchased Securities such that the aggregate acquisition cost of the Purchased Securities is not less than CAD $97,000 in cash, and it was not incorporated solely to permit the purchase of the Purchased Securities without a prospectus; or

                  (iii) not a corporation or an individual but is a syndicate, partnership, trust or other unincorporated
                           (ii) a person or company of which a majority of the voting securities are beneficially owned by eligible investors or a majority of the directors are eligible investors;

                  (iii) a general partnership in which all of the partners are eligible investors;

                  (iv) a limited partnership in which the majority of the general partners are eligible investors;

                  (v) a trust or estate in which all of the beneficiaries or a majority of the trustees are eligible investors;

                  (vi)     an accredited investor; or

                  (vii)    a  person  or  company  that  has   obtained   advice
                           regarding the suitability of the investment and if the person or company is in a jurisdiction of Canada that advice has been obtained from an investment dealer, securities dealer or their equivalent, registered under the securities legislation of the jurisdiction;

                  organization, and is purchasing as principal for its own account, and each member of the syndicate, partnership, trust or other unincorporated organization or each beneficiary of the trust, as the case may be, is an individual whose individual share of the aggregate acquisition cost of the Purchased Securities is not less than CAD $97,000; and

                  and the Purchaser is either

                  (iv) purchasing the Purchased Securities as principal and no other person, corporation, firm or other organization will have a beneficial interest in the Purchased Securities; or

                  (v) if not purchasing the Purchased Securities as principal, is duly authorized to enter into this Subscription Agreement and to execute all documentation in connection with the purchase on behalf of each beneficial purchaser, it acknowledges that the Issuer may in the future be required by law to disclose on a confidential basis to securities regulatory authorities the identity of each beneficial purchaser of Purchased Securities for whom it may be acting, and is

                           (A) trading for accounts fully managed by it and is a trust corporation trading as trustee or an agent, a portfolio manager trading as an agent, or a person or company trading as an agent that, except for an exemption under the SECURITIES ACT (Alberta) or the rules thereunder, is required to be registered as a portfolio manager; or

                           (B) acting as agent for one or more disclosed principals, each of which principals is purchasing as a principal for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Purchased Securities and each of which principals complies with Paragraph (a);

ADDITIONAL REPRESENTATIONS

IN ADDITION to the representations and warranties in the General Provisions (on pages 24 to 30), the Purchaser also represents and warrants to the Issuer that, as at the Agreement Date and at the Closing:

         (a) the Purchaser is not a "control person" of the Issuer as defined in the SECURITIES ACT (Alberta), will not become a "control person" by virtue of this purchase of any of the Securities, and does not intend to act in concert with any other person to form a control group of the Issuer;

         (b) the offer was not made to the Purchaser when the Purchaser was in the United States and, at the time the Purchaser's buy order was made to the Issuer, the Purchaser was outside the United States;

         (c)      the Purchaser is not a U.S. Person;

         (d) the Purchaser is not and will not be purchasing Purchased Securities for the account or benefit of any U.S. Person.

Subscription Agreement (with related appendixes, schedules and forms)

              PROVISIONS APPLICABLE TO A PURCHASER RESIDENT IN ONTARIO

IMPORTANT NOTE: THE FOLLOWING PROVISIONS ARE APPLICABLE ONLY IF THE PURCHASER IS RESIDENT IN ONTARIO.

ADDITIONAL DEFINITIONS

In the following provisions applicable to a purchaser resident in Ontario and the Subscription Agreement (including the first (cover) page and all of the appendixes), the following words have the following meanings unless otherwise indicated:

         (a) "Accredited Investor" a person who falls into one of the categories set out in the "Accredited Investor Questionnaire" that starts on page 6;

         (b)      "Applicable   Legislation"   includes   the   SECURITIES   ACT
                  (Ontario);

         (c)      "Commissions" includes the Ontario Securities Commission;

         (d) "SECURITIES ACT (Ontario)" means the SECURITIES ACT, R.S.O. 1990, c. S.5, as amended.

ADDITIONAL REPRESENTATIONS

IN ADDITION to the representations and warranties in the General Provisions (on pages 24 to 30), the Purchaser also represents and warrants to the Issuer that, as at the Agreement Date and at the Closing:

         (a) the Purchaser is an Accredited Investor and it is purchasing the Purchased Securities as principal; or

         (b) if not purchasing the Purchased Securities as principal, it is duly authorized to enter into this subscription and to execute all documentation in connection with the purchase on behalf of each beneficial purchaser, it acknowledges that the Issuer may in the future be required by law to disclose on a confidential basis to securities regulatory authorities the identity of each beneficial purchaser of Purchased Securities for whom it may be acting, and it is acting as agent for one or more disclosed principals, each of which principals is purchasing as principal for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Purchased Securities and each of which principals is an Accredited Investor;

         (c) the Purchaser is not a "control person" of the Issuer (that is, a person or company that, in relation to the issuer, is an affiliated entity or a person or company referred to in clause
                  (c) of the definition of distribution in subsection 1(1) of the SECURITIES ACT (Ontario)), will not become a "control person" by virtue of this purchase of any of the Securities, and does not intend to act in concert with any other person to form a control group of the Issuer;

         (d) the offer was not made to the Purchaser when the Purchaser was in the United States and, at the time the Purchaser's buy order was made to the Issuer, the Purchaser was outside the United States;

         (e)      the Purchaser is not a U.S. Person;

         (f) the Purchaser is not and will not be purchasing Purchased Securities for the account or benefit of any U.S. Person.

SPECIAL FORMS

The Purchaser acknowledges that, within 10 days of the Purchaser selling any of the Securities, the Purchaser will have to file a Form 45-501F2, accompanied by the appropriate filing fee, with the Ontario Securities Commission.

                 PROVISIONS APPLICABLE TO A UNITED STATES SUBSCRIBER

                         CERTIFICATION OF U.S. PURCHASER

(Capitalized terms not specifically defined in this Certification have the meaning ascribed to them in the Subscription Agreement to which this Schedule is attached.)

In  connection  with the execution of the  Subscription  Agreement to which this
Schedule is attached, the undersigned (the "Purchaser") represents and warrants to the Issuer that:

         (a) It has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and it is able to bear the economic risk of loss of its entire investment.

         (b) The Issuer has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Issuer as it has considered necessary or appropriate in connection with its investment decision to acquire the Securities.

         (c) It is acquiring the Securities for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of the United States securities laws.

         (d) It understands the Securities have not been and will not be registered under the United States Securities Act of 1933, as amended (the "1933 Act") or the securities laws of any state of the United States and that the sale contemplated hereby is being made in reliance on an exemption from such registration requirements.

         (e) IF THE PURCHASER IS AN INDIVIDUAL (THAT IS, A NATURAL PERSON AND NOT A CORPORATION, PARTNERSHIP, TRUST OR OTHER ENTITY), THEN IT SATISFIES ONE OR MORE OF THE CATEGORIES INDICATED BELOW (PLEASE PLACE AN "X" ON THE APPROPRIATE LINES):

                  ____ Category 2       A natural  person whose  individual  net
                                        worth, or joint net worth with that person's spouse, at the date of this Certification exceeds USD $1,000,000;

                  ____ Category 3       A natural  person who had an  individual
                                        income in excess of USD $200,000 in each of the two most recent years or joint income with that person's spouse in excess of USD $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;


         (f) If the Purchaser is a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an "X" on the appropriate lines):

                  ____ Category 1       An  organization  described  in  Section
                                        501(c)(3) of the United States  Internal
                                        Revenue   Code,   a    corporation,    a
                                        Massachusetts  or similar business trust
                                        or  partnership,   not  formed  for  the
                                        specific   purpose  of   acquiring   the
                                        Securities, with total assets in excess of USD $5,000,000;

                  ____ Category 4       A trust  that (a) has  total  assets  in
                                        excess  of USD  $5,000,000,  (b) was not
                                        formed  for  the  specific   purpose  of
                                        acquiring  the  Securities  and  (c)  is
                                        directed in its  purchases of securities
                                        by a person who has such  knowledge  and
                                        experience  in  financial  and  business
                                        matters   that   he/she  is  capable  of
                                        evaluating the merits and risks of an investment in the Securities;

                  ____ Category 5       An investment  company  registered under
                                        the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

                 ____ Category 6        A  Small  Business   Investment  Company
                                        licensed  by  the  U.S.  Small  Business
                                        Administration  under Section  301(c) or
                                        (d) of the Small Business Investment Act of 1958;

                  ____ Category 7       A private business  development  company
                                        as defined in Section 202(a)(22) of the Investment Advisors Act of 1940; or

                  ____ Category 8       An  entity  in which  all of the  equity
                                        owners satisfy the requirements of one or more of the foregoing categories.

         (g) It has not purchased the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

         (h) If it decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities directly or indirectly, unless:

                  (i)      the sale is to the Issuer;

                  (ii) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations;

                  (iii) the sale is made pursuant to the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "blue sky" laws; or

                  (iv) the Securities are sold in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Issuer an opinion of counsel reasonably satisfactory to the Issuer.

         (i)      The   certificates   representing   the  Securities  (and  any
                  certificates issued in exchange or substitution for the Securities) will bear a legend stating that such securities have not been registered under the 1933 Act or the securities laws of any state of the United States and may not be offered for sale or sold unless registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available. Delivery of certificates bearing such a legend may not constitute "good delivery" in settlement of transactions on Canadian stock exchanges or over-the-counter markets. If the Issuer is a "foreign issuer" with no "substantial U.S. market interest" (all within the meaning of Regulation S under the 1933 Act) at the time of sale, a new certificate, which will constitute "good delivery", will be made available to the Purchaser upon provision by the Purchaser of a declaration in the form attached as Appendix "A".

         (j) It understands and agrees that there may be material tax consequences to the Purchaser of an acquisition or disposition of the Securities. The Issuer gives no opinion and makes no representation with respect to the tax consequences to the Purchaser under United States, state, local or foreign tax law of the undersigned's acquisition or disposition of such Securities.

         (k) It understands and agrees that the financial statements of the Issuer have been prepared in accordance with Canadian generally accepted accounting principles, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies.

         (l) It consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Certification and the Subscription Agreement.

         (m) It is resident in the United States of America, its territories and possessions or any state of the United States
                  or  the  District  of  Columbia   (collectively   the  "United
                  States").

         (n) It understands that the Securities are "restricted securities" under applicable federal securities laws and that the 1933 Act and the rules of the SEC provide in substance that the Purchaser may dispose of the Securities only pursuant to an effective registration statement under the 1933 Act or an exemption therefrom, and, other than as set out herein, the Purchaser understands that the Issuer has no obligation to register any of the Securities or to take action so as to permit sales pursuant to the 1933 Act (including Rule 144 thereunder). Accordingly, the Purchaser understands that absent registration, under the rules of the SEC, the Purchaser may be required to hold the Securities indefinitely or to transfer the Securities in "private placements" which are exempt from registration under the 1933 Act, in which event the transferee will acquire "restricted securities" subject to the same limitations as in the hands of the Purchaser. As a consequence, the Purchaser understands that it must bear the economic risks of the investment in the Securities for an indefinite period of time.

         (o) It has no intention to distribute, and shall not transfer, either directly or indirectly any of the Securities to any person within the United States or to U.S. persons, as defined in Regulations S (a "US Person") except pursuant to an effective registration statement under the 1933 Act, or an exemption therefrom.

The statements made in this Certification are true and accurate to the best of my information and belief and I will promptly notify the Issuer of any changes in the answers.

                     ONLY U.S. PURCHASERS NEED COMPLETE AND SIGN

Dated _______________ 2005.

                  X
                  -------------------------------------------------------
                  Signature of individual (if Purchaser IS an individual)

                  X
                  -------------------------------------------------------
                  Authorized signatory (if Purchaser is NOT an individual)

                  -------------------------------------------------------
                  Name of Purchaser (PLEASE PRINT)

                  -------------------------------------------------------
                  Name of authorized signatory (PLEASE PRINT)

                  -------------------------------------------------------
                  Official capacity of authorized signatory (PLEASE PRINT)

                                  APPENDIX "A"

                        DECLARATION FOR REMOVAL OF LEGEND

TO:               ______________________________ as registrar and transfer Agent for the Shares of AMADOR GOLD CORP. (the "Company").

The undersigned (A) acknowledges that the sale of the ____________________ represented by certificate number _______________, to which this declaration relates, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "1933 Act"), and (B) certifies that (1) the undersigned is not an "affiliate" (as defined in Rule 405 under the 1933 Act) of the Company; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of a designated offshore securities market within the meaning of Rule 902(b) under the 1933 Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; and (3) neither the seller nor any person acting on its behalf engaged in any directed selling efforts in connection with the offer and sale of such securities. Terms used herein have the meanings given to them by Regulation S under the 1933 Act.

By: __________________________________ Dated: ____________________________

Signature

Name (please print) _____________________________

                      AFFIRMATION BY SELLER'S BROKER-DEALER

We have read the foregoing representations of our customer, _________________________ (the "Seller") dated _______________________, with regard to the sale, for such Seller's account, of the _________________ represented by certificate number ______________ of the Company described therein, and we hereby affirm that, to the best of our knowledge and belief, the facts set forth therein are full, true and correct.

------------------------------------------

Name of Firm

By: _______________________________________

Authorized officer

Date: _____________________________________

Subscription Agreement (with related appendixes, schedules and forms)

                                     FORM 4C
                       CORPORATE PLACEE REGISTRATION FORM

Where subscribers to a Private Placement are not individuals, the following information about the placee must be provided. This Form will remain on file with the Exchange. The corporation, trust, portfolio manager or other entity (the "Placee") need only file it on one time basis, and it will be referenced for all subsequent Private Placements in which it participates. If any of the information provided in this Form changes, the Placee must notify the Exchange prior to participating in further placements with Exchange listed companies. If as a result of the Private Placement, the Placee becomes an Insider of the Issuer, Insiders of the Placee are reminded that they must file a Personal Information Form (2A) with the Exchange.

         1.       Placee Information:

                  (a)      Name:

                           -----------------------------------------------------

                  (b)      Complete Address:

                           -----------------------------------------------------

                  (c)      Jurisdiction of Incorporation or Creation:

                           -----------------------------------------------------

         2.       (a)      Is the Placee  purchasing  securities  as a portfolio
                           manager (Yes/No)?

                  (b) Is the Placee carrying on business as a portfolio manager outside of Canada (Yes/No)?

         3. If the answer to 2(b) above was "Yes", the undersigned certifies that:

                  (a) It is purchasing securities of an Issuer on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client's express consent to a transaction;

                  (b) it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a "portfolio manager" business) in ____________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

                  (c) it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

                  (d) the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000; and

                  (e) it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer has a beneficial interest in any of the managed accounts for which it is purchasing

         4. If the answer to 2(a). above was "No", please provide the names and addresses of control persons of the Placee:

       NAME              CITY        PROVINCE OR STATE        COUNTRY
------------------ ----------------- ----------------- -----------------------

------------------ ----------------- ----------------- -----------------------

------------------ ----------------- ----------------- -----------------------

------------------ ----------------- ----------------- -----------------------

------------------ ----------------- ----------------- -----------------------

The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions (See for example, sections 87 and 111 of the SECURITIES ACT (British Columbia) and sections 176 and 182 of the SECURITIES ACT (Alberta).

Dated at  on _________________, 2005.

                  X
                  -------------------------------------------------------
                  (Name of Purchaser - PLEASE PRINT)

                  X
                  -------------------------------------------------------
                  (Authorized Signature)

                  -------------------------------------------------------
                  (Official Capacity -PLEASE PRINT)

                  -------------------------------------------------------
                  Name of authorized signatory (PLEASE PRINT)

                  -------------------------------------------------------
                  (Name of individual whose signature appears above -
                   PLEASE PRINT)

                          THIS IS NOT A PUBLIC DOCUMENT

ACKNOWLEDGEMENT - PERSONAL INFORMATION

"Personal Information" means any information about an identifiable individual, and includes information contained in sections 1, 2 and 4, as applicable, of this Form.

The undersigned hereby acknowledges and agrees that it has obtained the express written consent of each individual to:

(a) the disclosure of Personal Information by the undersigned to the Exchange (as defined in Appendix 6B) pursuant to this Form; and

(b) the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 6B or as otherwise identified by the Exchange, from time to time.

Dated at  on _________________, 2005.



                  X
                  -------------------------------------------------------
                  (Name of Purchaser - PLEASE PRINT)

                  X
                  -------------------------------------------------------
                  (Authorized Signature)

                  -------------------------------------------------------
                  (Official Capacity -PLEASE PRINT)

                  -------------------------------------------------------
                  Name of authorized signatory (PLEASE PRINT)

                  -------------------------------------------------------
                  (Name of individual whose signature appears above -
                   PLEASE PRINT)

                          THIS IS NOT A PUBLIC DOCUMENT

                               GENERAL PROVISIONS

1.       DEFINITIONS

1.1 In the Subscription Agreement (including the first (cover) page, the Terms on pages 2 to 5, the General Provisions on pages 24 to 30 and the other schedules and appendixes incorporated by reference), the following words have the following meanings unless otherwise indicated:

         (a) "1933 Act" means the United States Securities Act of 1933, as amended;

         (c) "Applicable Legislation" means the Securities Legislation Applicable to the Issuer (as defined on page 5) and all legislation incorporated in the definition of this term in other parts of the Subscription Agreement, together with the regulations and rules made and promulgated under that legislation and all administrative policy statements, blanket orders and rulings, notices and other administrative directions issued by the Commissions;

         (d) "Closing" means the completion of the sale and purchase of the Purchased Securities;

         (e)      "Closing Date" has the meaning assigned in the Terms;

         (f) "Commissions" means the Commissions with Jurisdiction over the Issuer (as defined on page 5) and the securities commissions incorporated in the definition of this term in other parts of the Subscription Agreement;

         (g)      "Exchange" has the meaning assigned in the Terms;

         (h)      "Final  Closing"  means the last  closing  under  the  Private
                  Placement;

         (i) "General Provisions" means those portions of the Subscription Agreement headed "General Provisions" and contained on pages 24 to 30;

         (j) "Offering Memorandum" means any offering memorandum prepared by the Issuer in connection with the Private Placement, as it may be amended from time to time;

         (k) "Private Placement" means the offering of the Purchased Securities on the terms and conditions of this Subscription Agreement;

         (l)      "Purchased Securities" has the meaning assigned in the Terms;

         (m)      "Regulation S" means  Regulation S promulgated  under the 1933
                  Act;

         (n)      "Regulatory   Authorities"   means  the  Commissions  and  the
                  Exchange;

         (o)      "Securities" has the meaning assigned in the Terms;

         (p) "Subscription Agreement" means the first (cover) page, the Terms on pages 2 to 5, the General Provisions on pages 24 to 30 and the other schedules and appendixes incorporated by reference;

         (q) "Terms" means those portions of the Subscription Agreement headed "Terms" and contained on pages 2 to 5.

1.2 In the Subscription Agreement, the following terms have the meanings defined in Rule 902 of Regulation S: "Directed Selling Efforts", "Foreign Issuer", "Substantial U.S. Market Interest", "U.S. Person" and "United States".

1.3 In the Subscription Agreement, unless otherwise specified, currencies are indicated with the ISO 4217 currency code so that, as examples, Canadian dollars are indicated with the prefix "CAD", United States dollars are indicated with the prefix "USD", British pounds sterling are indicated with the prefix "GBP" and the euro is indicated with the prefix "EUR".

1.4 In the Subscription Agreement, other words and phrases that are capitalized have the meaning assigned in the Subscription Agreement.

2.       REPRESENTATIONS AND WARRANTIES OF PURCHASER

2.1      ACKNOWLEDGEMENTS CONCERNING OFFERING

The Purchaser acknowledges that:

         (a) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

         (b) there is no government or other insurance covering the Securities;

         (c)      there  are  risks   associated   with  the   purchase  of  the
                  Securities;

         (d) there are restrictions on the Purchaser's ability to resell the Securities and it is the responsibility of the Purchaser to find out what those restrictions are and to comply with them before selling the Securities;

         (e) the Issuer has advised the Purchaser that the Issuer is relying on an exemption from the requirements to provide the Purchaser with a prospectus and to sell securities through a person registered to sell securities under the Applicable
                  Legislation and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the Applicable Legislation, including statutory rights of rescission or damages, will not be available to the Purchaser;

         (f) no prospectus has been filed by the Issuer with the Commissions in connection with the issuance of the Purchased Securities, the issuance is exempted from the prospectus and registration requirements of the Applicable Legislation and:

                  (i)      the  Purchaser is  restricted  from using most of the
                           civil   remedies   available   under  the  Applicable
                           Legislation;

                  (ii) the Purchaser may not receive information that would otherwise be required to be provided to the Purchaser under the Applicable Legislation; and

                  (iii)    the Issuer is relieved from certain  obligations that
                           would    otherwise   apply   under   the   Applicable
                           Legislation;

         (g) the Purchaser acknowledges that the Securities have not been registered under the 1933 Act and may not be offered or sold in the United States unless registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and that the Issuer has no obligation or present intention of filing a registration statement under the 1933 Act in respect of the Purchased Securities or any of the Securities;

         (h) the Purchaser acknowledges that the Warrants have not been registered under the 1933 Act and may not be exercised by or on behalf of a person in the United States unless the Warrant and the underlying Warrant Shares have been registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available;

         (i) the Purchaser acknowledges that certificates representing the Warrants, as well as all certificates issued in exchange for or in substitution of the foregoing, until such time as is no longer required under the applicable requirements of the 1933 Act or applicable state securities laws, will bear, on the face of such certificate, the following legend:

                  "THIS  WARRANT AND THE  SECURITIES  DELIVERABLE  UPON EXERCISE
                  HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF A PERSON IN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE U.S.
                  SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT."

         (j)      the   Purchaser    acknowledges    that   the   Warrants   are
                  non-transferable.

2.2      REPRESENTATIONS BY ALL PURCHASERS

The Purchaser represents and warrants to the Issuer that, as at the Agreement Date and at the Closing:

         (a) the Purchaser has received a copy of the Offering Memorandum, if any;

         (b) to the best of the Purchaser's knowledge, the Securities were not advertised;

         (c) no person has made to the Purchaser any written or oral representations:

                  (i)      that  any  person  will  resell  or  repurchase   the
                           Securities;

                  (ii) that any person will refund the purchase price of the Purchased Securities;

                  (iii) as to the future price or value of any of the Securities; or

                  (iv) that any of the Securities will be listed and posted for trading on a stock exchange or that application has been made to list and post any of the Securities for trading on any stock exchange, other than the Exchange;

         (d) this subscription has not been solicited in any other manner contrary to the Applicable Legislation or the 1933 Act;

         (e) the Purchaser is at arm's length (as that term is customarily defined) with the Issuer;

         (f) the Purchaser (or others for whom it is contracting hereunder) has been advised to consult its own legal and tax advisors with respect to applicable resale restrictions and tax considerations, and it (or others for whom it is contracting hereunder) is solely responsible for compliance with applicable resale restrictions and applicable tax legislation;

         (g) the Purchaser has no knowledge of a "material fact" or "material change" (as those terms are defined in the Applicable Legislation) in the affairs of the Issuer that has not been generally disclosed to the public, except knowledge of this particular transaction;

         (h) the offer made by this subscription is irrevocable (subject to the Purchaser's right to withdraw the subscription and to terminate the obligations as set out in this Agreement) and requires acceptance by the Issuer and approval of the Exchange;

         (i) the Purchaser has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant to the Subscription Agreement and, if the Purchaser is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been given to authorize execution of this Agreement on behalf of the Purchaser;

         (j) the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Purchaser or of any agreement, written or oral, to which the Purchaser may be a party or by which the Purchaser is or may be bound;

         (k) this Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding agreement of the Purchaser enforceable against the Purchaser;

         (l) the Purchaser has been independently advised as to the applicable hold period imposed in respect of the Securities by securities legislation in the jurisdiction in which the Purchaser resides and confirms that no representation has been made respecting the applicable hold periods for the Securities and is aware of the risks and other characteristics of the Securities and of the fact that the Purchaser may not be able to resell the Securities except in accordance with the applicable securities legislation and regulatory policies;

         (m) the Purchaser is capable of assessing the proposed investment as a result of the Purchaser's financial and business experience or as a result of advice received from a registered person other than the Issuer or any affiliates of the Issuer; and

         (n) if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Purchaser will execute, deliver, file and otherwise assist the Issuer in filing, such reports, undertakings and other documents with respect to the issue of the Securities as may be required.

2.3      RELIANCE, INDEMNITY AND NOTIFICATION OF CHANGES

The representations and warranties in the Subscription Agreement (including the first (cover) page, the Terms on pages 2 to 5, the General Provisions on pages 24 to 30 and the other schedules and appendixes incorporated by reference) are made by the Purchaser with the intent that they be relied upon by the Issuer in determining its suitability as a purchaser of Purchased Securities, and the Purchaser hereby agrees to indemnify the Issuer against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon. The Purchaser undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Purchaser set forth in the Subscription Agreement (including the first (cover) page, the Terms on pages 2 to 5, the General Provisions on pages 24 to 30 and the other schedules and appendixes incorporated by reference) which takes place prior to the Closing.

2.4      SURVIVAL OF REPRESENTATIONS AND WARRANTIES

The representations and warranties contained in this Section will survive the Closing.

3.       REPRESENTATIONS AND WARRANTIES OF THE ISSUER

3.1      REPRESENTATIONS AND WARRANTIES OF THE ISSUER

         (a) the Issuer is a corporation duly incorporated and validly subsisting under the laws of British Columbia and has the corporate power and authority to enter into this Agreement and complete the transactions contemplated hereby and to own and lease its properties and assets and to conduct its business as currently conducted;

         (b) the Issuer shall do all acts and things necessary to reserve or set aside sufficient shares in the treasury of the Issuer to enable it to issue to the Purchaser the Shares and the Warrant Shares;

         (c) the common shares of the Company are duly listed and posted for trading on the Exchange;

         (d) no order ceasing or suspending trading in securities of the Issuer nor prohibiting the sale of such securities has been issued to the Issuer or its directors, officers or promoters or against any other companies that have common directors, officers or promoters and no investigations or proceedings for such purposes are pending or threatened of which the Issuer is or ought to be aware;

         (e) the Issuer is a reporting issuer and an exchange issuer under the SECURITIES ACT (B.C.) and is not in material default of any of the requirements of the SECURITIES ACT (B.C.) or the Rules thereunder, or of any rule or requirement of the Exchange;

         (f) the execution, delivery and performance by the Issuer of this Agreement and the transactions herein contemplated:

                  (i) have or will have been prior to the Closing duly authorized by all necessary corporate action of the Issuer and by all necessary action of the shareholders thereof;

                  (ii) do not contravene, conflict with or cause the Issuer to be in breach or default of its memorandum or articles, or articles or by-laws, as the case may be, or of any resolution of its respective directors or shareholders, any trust deeds, debenture, loan agreements or any of its other agreements or undertakings or any judgement, decree or order to or by which it is a party to or is bound;

         (g) at the Closing, upon payment of the purchase price, the Shares shall be duly issued and outstanding as fully paid and non-assessable, the Warrants shall be duly granted and enforceable against the Company, upon exercise of the Warrants and payment of the exercise price therefore, the Warrant Shares shall be duly issued and outstanding as fully paid and non-assessable; and

         (h) except as qualified by the disclosure in all prospectuses, filing statements and press releases filed with the Commissions or the Exchange or the Offering Memorandum, if any, (the "Disclosure Record"), the Company is the beneficial owner of the properties, business and assets or the interests in the properties, business or assets referred to in the Disclosure Record, and the properties are in good standing under the applicable laws of the jurisdictions in which they are situated.

3.2      SURVIVAL OF REPRESENTATIONS AND WARRANTIES

The representations and warranties contained in this Section will survive the Closing.

4.       WITHDRAWAL OF SUBSCRIPTION AND CONTRACTUAL RIGHTS

The Purchaser reserves the right to withdraw this subscription and to terminate its obligations hereunder at any time before Closing.

5.       CLOSING

5.1 The Purchaser acknowledges that, although Purchased Securities may be issued to other purchasers under the Private Placement concurrently with the Closing, there may be other sales of Purchased Securities under the Private Placement, some or all of which may close before or after the Closing. The Purchaser further acknowledges that there is a risk that insufficient funds may be raised on the Closing to fund the Issuer's objectives described in the Offering Memorandum, if any, and that further closings may not take place after the Closing.

5.2 On or before the end of the fifth business day before the Closing Date, the Purchaser will deliver to the Issuer the Subscription Agreement and all applicable schedules and required forms, duly executed, and payment in full for the total price of the Purchased Securities to be purchased by the Purchaser.

5.3      After   Closing,   the  Issuer  will  deliver  to  the   Purchaser  the
         certificates representing the Purchased Securities purchased by the Purchaser registered in the name of the Purchaser or its nominee.

6.       MISCELLANEOUS

6.1 The Purchaser agrees to sell, assign or transfer the Securities only in accordance with the requirements of applicable securities laws and any legends placed on the Securities as contemplated by the Subscription Agreement.

6.2 The Purchaser hereby authorizes the Issuer to correct any minor errors in, or complete any minor information missing from any part of the Subscription Agreement and any other schedules, forms, certificates or documents executed by the Purchaser and delivered to the Issuer in connection with the Private Placement.

6.3 The Issuer may rely on delivery by fax machine of an executed copy of this subscription, and acceptance by the Issuer of such faxed copy will be equally effective to create a valid and binding agreement between the Purchaser and the Issuer in accordance with the terms of the Subscription Agreement.

6.4 Without limitation, this subscription and the transactions contemplated by this Agreement are conditional upon and subject to the Issuer's having obtained such regulatory approval of this subscription and the transactions contemplated by this Agreement as the Issuer considers necessary.

6.5 This agreement is not assignable or transferable by the parties hereto without the express written consent of the other party to this Agreement.

6.6 Time is of the essence of this Agreement and will be calculated in accordance with the provisions of the INTERPRETATION ACT (British Columbia).

6.7 Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for in this Agreement, this Agreement contains the entire agreement between the parties with respect to the Securities and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Issuer, or by anyone else.

6.8      The parties to this Agreement may amend this Agreement only in writing.

6.9 This Agreement enures to the benefit of and is binding upon the parties to this Agreement and their successors and permitted assigns.

6.10 A party to this Agreement will give all notices to or other written communications with the other party to this Agreement concerning this Agreement by hand or by registered mail addressed to the address given on page 1.

6.11 This Agreement is to be read with all changes in gender or number as required by the context.

6.12 This Agreement will be governed by and construed in accordance with the internal laws of British Columbia (without reference to its rules governing the choice or conflict of laws), and the parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of British Columbia with respect to any dispute related to this Agreement.

                            END OF GENERAL PROVISIONS
                          END OF SUBSCRIPTION AGREEMENT